SCUDDER
                                                                 INVESTMENTS(SM)
                                                                     [LOGO]




-------------------------------
BOND
-------------------------------

Scudder Income Fund
Semiannual Report
July 31, 2000



For investors seeking a high level of income consistent with the prudent investment of capital.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                     4   Letter from the Fund's President

                     6   Performance Update

                     8   Portfolio Summary

                     9   Portfolio Management Discussion

                    14   Glossary of Investment Terms

                    16   Investment Portfolio

                    21   Financial Statements

                    24   Financial Highlights

                    26   Notes to Financial Statements

                    34   Shareholder Meeting Results

                    35   Officers and Trustees

                    36   Investment Products and Services

                    38   Account Management Resources

Scudder Income Fund

--------------------------------------------------------------------------------
Class AARP                 ticker symbol AINCX                fund number 163
Class S                    ticker symbol SCSBX                fund number 063
--------------------------------------------------------------------------------

Date of            o    The bond market provided a mixed performance over the
Inception:              six months ended July 31, 2000, with a strong showing
4/24/28                 by the Treasuries market balanced by underperformance
                        in other sectors of the bond market.
Total Net
Assets as          o    In an unstable environment, the fund benefited from a
of 7/31/00 --           focus on liquid, higher-quality issues.

Class AARP:        o    Management continues to find opportunities in corporate
$184 million            bonds, mortgage-backed securities, and asset-backed
                        issues, areas of the market that it believes offer
Class S:                attractive value in relation to Treasuries.
$647 million

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

During the second half of the 1990s, the strong performance of the U.S. stock market dimmed the attractiveness of bonds' steady returns. As investors watched the Nasdaq index surpass new milestones on what seemed to be a monthly basis, the temptation to jump into technology stocks was sometimes irresistible. But as the events of the first half of 2000 demonstrated, bonds still hold an important place in investors' portfolios. In a period in which stocks experienced significant volatility and actually lost ground (as measured by the S&P 500 Index), most diversified bond portfolios produced positive returns. More notably, bonds also provided added stability to the portfolios of investors who maintained a diversified approach during the stock market's winter rally.

We believe that the lesson of this year is that no matter what is taking place in the financial markets, it is essential for investors to stay focused on their goals and ensure that their investments are appropriately suited for their needs. Unless you plan to devote your energies to investing every day, we think that you will benefit from taking a long-term approach that includes exposure to several asset classes. This includes domestic and international stocks, small-caps, fixed income, and money market funds. As a shareholder of Scudder Income Fund, you already hold a key element of a diversified portfolio. The fund's management team seeks to provide attractive quarterly income and relative share price stability by investing in a diversified portfolio of government, corporate, mortgage-backed, and asset-backed issues of varying maturities. This approach helped dampen share price volatility in a period of unusual fluctuations for both stocks and bonds. For more information on where the fund's portfolio managers have found opportunities in the bond market, please turn to the Portfolio Management Discussion beginning on page 9.

Thank you for your continued investment in Scudder Income Fund. For current information on the fund or your account, visit our Web site at www.scudder.com. There you'll find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with the one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Income Fund

Performance Update
--------------------------------------------------------------------------------
                                                                   July 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                   Yearly periods ended July 31

              Scudder Income         LB Aggregate
              Fund -- Class S        Bond Index*

       '90         10000               10000
       '91         10925               11070
       '92         12405               12707
       '93         13735               14000
       '94         13580               14011
       '95         14790               15428
       '96         15606               16280
       '97         17083               18035
       '98         18140               19451
       '99         18228               19932
       '00         18983               21120


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                      Total Return
                               Growth of                             Average
Period ended 7/31/2000          $10,000       Cumulative              Annual
------------------------------------------------------------------------------
Scudder Income Fund -- Class S**
------------------------------------------------------------------------------
1 year                         $  10,432          4.32%                4.32%
------------------------------------------------------------------------------
5 year                         $  13,063         30.63%                5.49%
------------------------------------------------------------------------------
10 year                        $  20,245        102.45%                7.31%
------------------------------------------------------------------------------
LB Aggregate Bond Index*
------------------------------------------------------------------------------
1 year                         $  10,596          5.96%                5.96%
------------------------------------------------------------------------------
5 year                         $  13,690         36.90%                6.48%
------------------------------------------------------------------------------
10 year                        $  21,120        111.20%                7.76%
------------------------------------------------------------------------------


* The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** If the Adviser had not maintained expenses, total returns would have been lower.

         On July 28, 2000, existing shares of the Fund were redesignated as Class S shares. The total return information provided is for the Fund's Class S shares.

         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER INCOME FUND -- CLASS S TOTAL RETURN (%) AND LB AGGREGATE BOND INDEX* TOTAL RETURN (%)

                                         Yearly periods ended July 31

             1991   1992   1993    1994   1995   1996   1997   1998  1999** 2000**
------------------------------------------------------------------------------------
Fund Total
Return (%)   10.20  15.67  12.01  -1.12    9.78   5.84  10.45   6.60    .49   4.32
------------------------------------------------------------------------------------
Index Total
Return (%)   10.70  14.79  10.18    .08   10.11   5.53  10.78   7.85   2.47   5.96
------------------------------------------------------------------------------------
Net Asset
Value ($)    13.09  13.91  14.22  12.79   13.18  13.02  13.44  13.53  12.56  12.19
------------------------------------------------------------------------------------
Income
Dividends
($)           1.04    .92    .92    .80     .81    .84    .80    .78    .80    .83
------------------------------------------------------------------------------------
Capital
Gains
Distributions
($)             --    .25    .35    .51      --    .09    .10     --    .24     --
------------------------------------------------------------------------------------

Portfolio Summary
--------------------------------------------------------------------------------
                                                                   July 31, 2000

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
                                                    Management reduced the
Corporate Bonds             47%                        fund's weighting in
U.S. Treasury Obligations   20%                      corporate issues, and
U.S. Government Agency                             boosted its holdings in
  Pass-Thrus                17%                       other sectors of the
Repurchase Agreements        4%                       bond market, such as
Government National                                         Treasuries and
Mortgage Association         3%                            mortgage-backed
Asset Backed Securities      3%                                securities.
Collateralized Mortgage
  Obligations                2%
Foreign Bonds -- U.S.$
  Denominated                2%
Other                        2%
------------------------------------
                           100%
------------------------------------



--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------
                                                The fund's weighting in
U.S. Government and                               government and agency
  Agencies                  44%                   issues increased from
AAA*                         6%                    31% of net assets on
AA                           8%                       January 31, 2000.
A                           13%
BBB                         17%
BB                           8%
B                            3%
NR                           1%
------------------------------------
                           100%
------------------------------------
* Category includes cash
  equivalents


--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------
                                                    Management raised the
    Less than 1 year             5%              fund's weighting in both
    1 < 5 years                 31%              shorter- and longer-term
    5 < 8 years                 15%                issues, while reducing
    8 < 10 years                33%                       its holdings in
    Greater than 10 years       16%              intermediate-term bonds.
------------------------------------
                               100%
------------------------------------
    Weighted average effective
    maturity: 8.8 years


For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   July 31, 2000

In the following interview, portfolio manager Robert S. Cessine discusses Scudder Income Fund's strategy and the market environment in the six-month period ended July 31, 2000.

Q: During a period in which the attention of most investors was focused on the gyrations of the global equity markets, long-term Treasury bonds generally posted a strong performance. On the other hand, shorter-term Treasuries did not produce impressive returns. What was the cause for this divergence within the bond market?

A: The bond market's recent performance has been the direct result of investors' shifting expectations regarding the direction of interest rates, as well as changes in the balance of supply and demand in the market. With regard to the performance of long-term government bonds, the primary factor was the Treasury's buyback program, which is designed to reduce outstanding debt by curtailing issuance and taking existing bonds off investors' hands. Seeing the potential for a significant reduction in supply, investors moved into longer-term bonds (where the Treasury was focusing its buyback efforts), driving up prices and sending yields plummeting. From January 31 to April 10, for instance, the yield on the 10-year Treasury note fell from 6.67% to 5.77%.

At the same time, however, shorter-term government bonds were experiencing the pressure associated with the Federal Reserve's interest rate increases. At the start of 2000, the Federal Funds rate stood at 5.50%. But the combination of continued strong growth, a shrinking pool of available workers, rising energy prices, and a roaring stock market compelled the Fed to take aggressive action to slow growth to a more manageable pace. Consequently, interest rates were boosted by a quarter-point on February 2 and March 21, and by a half-point on May 16. These rate hikes exerted pressure on shorter-term bonds over most of the period, causing what is known as an "inverted yield curve." Ordinarily, long-term bonds carry higher yields than short-term issues in order to compensate investors for tying up their money over a longer period. In a state of inversion, however, shorter-term bonds carry higher yields than longer-term issues. While this anomaly has often served as the precursor to a recession, this particular instance was largely due to the Treasury's buyback program.

During the final weeks of the reporting period, a series of economic reports suggested that -- contrary to expectations -- growth in the U.S. was beginning to slow. Although it remains to be seen whether the initial cooling of the economy is just a breather or the beginning of a long-term trend, the bond market reacted positively because the likelihood of aggressive Fed action became more remote. This notion was reinforced when the Fed opted to leave interest rates unchanged at its June 28 meeting. These developments sparked a rally in government bond prices during the summer months, with the ten-year note moving from a high of 6.56% on May 18 to 6.03% by the close of the period. (Bond yields move inversely to their prices.)

Q: How did these factors affect the performance of bonds outside of the Treasury sector?

A: The inversion of the Treasury curve proved to be a negative for non-government issues, as did rising short-term interest rates and market participants' concerns over credit quality. Corporate bonds, mortgage-backed securities, and asset-backeds all underperformed government bonds over the full six-month period. However, the recent improvement in the interest rate outlook -- as well as a flattening of the yield curve from its state of extreme inversion -- helped stabilize these sectors. In general, shorter-duration corporate bonds (or those with less interest rate sensitivity) beat longer-duration corporates, high quality bonds outperformed those of lesser quality, and liquid issues bested non-liquid issues. The fund was positioned to take advantage of these disparities, which proved helpful to performance.

Q: How did the fund perform during the reporting period?

A: During the six-month period ended July 31, 2000, the Class S shares of the fund posted a total return of 3.97%, which trailed the 5.27% return of its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index. Although the Class S shares underperformed the fund's benchmark, it beat the average return of funds in the "corporate debt funds -- A rated" category over the one-, five-, and ten-year periods, as calculated by Lipper Analytical Services.^1 As of July 31, the Class S shares' net annualized yield stood at 6.72%.

Q: How is the portfolio positioned in terms of its sector weightings?

A: The fund continues to hold a large weighting in corporate bonds, which make up almost half of the portfolio. About a quarter of this position is in high yield debt, with a concentration in stronger credits that are rated just below investment grade. Within the corporate sector, the fund is overweighted in bonds issued by companies in the telecommunications, media, and energy groups, where we see the possibility for the most impressive earnings results. The portfolio is also underweight in utilities and overweight in financials, a combination that proved beneficial to performance. On the down side, the fund's telecom position offered more of a mixed performance due to doubts about the earnings outlook for many companies in the sector.

The fund also continues to hold a large position in government bonds, which was very helpful to performance. We believed that for most of the reporting period, the risk-reward trade-off in this area (or the potential returns expected for bonds of a given duration

^1 Lipper Analytical Services, Inc. is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended July 31, 2000, the Class S shares of Scudder Income Fund's Lipper ranking was 81 out of 172 funds for the one-year period, 55 out of 112 for the five-year period, and 19 out of 41 for the ten-year period. Past performance is no guarantee of future results.

level) was very favorable in relation to other sectors of the bond market. By the end of the period, however, asset-backed and mortgage-backed securities became increasingly attractive on a risk-reward basis, leading us to add to portfolio holdings in these sectors.

Q: What has been your target duration during the period?

A: The fund's duration (or interest rate sensitivity) has been neutral to that of the benchmark -- at a level of approximately 4.75-5.25 years -- for the better part of the past six months. We have achieved this by concentrating fund holdings in both long- and short-term bonds at the expense of intermediate-term issues, a positioning known as a "barbell strategy." Given the size of the budget surplus and the rate at which the debt is being retired, we prefer to have the fund's duration exposure in longer-term bonds rather than intermediates. Structuring the portfolio in this manner proved beneficial to performance overall, particularly in the periods when the inversion of the yield curve was most pronounced.

Q: What is your outlook for the bond market from here?

A: We believe that the bond market will remain on hold for the near term until investors gain a better sense of whether the Fed's actions will indeed bring about a "soft landing" for the U.S. economy. We feel that in the mean time, fixed income investors will remain highly sensitive to short-term stimuli such as economic reports and comments from the Fed. Investors will also be closely watching the upcoming elections, since an end to the split government (in which Congress and the White House are controlled by different parties) could put the sustainability of the budget surplus into question. Despite these short-term factors, we believe that the investment backdrop will remain supported by sound economic growth, robust corporate profits, sound sector fundamentals, and attractive valuations.

Given the unsettled nature of the current market environment, we believe that it is wise to maintain a high level of diversification among liquid, higher-quality issues. We will also continue to use our extensive research and trading capabilities to capitalize on pricing exaggerations in the bond market. Finally, it is likely that we will seek opportunities to increase the fund's position in asset-backed and mortgage-backed securities, two areas that we believe offer attractive value in relation to Treasuries. We feel that this approach will enable the fund to produce favorable risk-adjusted returns as we move through the second half of the year.

Glossary of Investment Terms
--------------------------------------------------------------------------------

    Asset-Backed  Bonds or notes backed by loan paper or accounts receivable
      Securities  originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank Letter of Credit or by insurance coverage provided by an institution other than the issuer.

 Diversification  The spreading of risk by investing in several asset categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

        Duration A measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

  Inverted Yield  An unusual situation where short-term interest rates are
           Curve higher than long-term interest rates. An inverted curve results when a surge in demand for short-term credit drives up short-term rates, while long-term rates move up more slowly since borrowers are not willing to commit themselves to pay high rates for many years. This scenario is often indicative of negative sentiment concerning a country's economic health.

       Liquidity  A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time. A stock that is liquid has enough shares outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price as a result.

       Weighting Refers to the allocation of assets -- usually in terms of (Over/Under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

     Yield Curve  A graph showing the term structure of interest rates by plotting the yields of all bonds of the same quality with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship between short-, intermediate-, and long-term interest rates.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                            as of July 31, 2000 (Unaudited)
------------------------------------------------------------------------------

                                                                     Principal
                                                                     Amount ($)     Value ($)
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Repurchase Agreements 4.4%
--------------------------------------------------------------------------------------------

 Donaldson, Lufkin & Jenrette, 6.53%, to be repurchased                         ------------
    at $36,319,587 on 8/1/2000* (Cost $36,313,000) ..............    36,313,000   36,313,000
                                                                                ------------


U.S. Treasury Obligations 19.4%

 U.S. Treasury Bond:
    6.5%, 2/15/2010 .............................................    10,630,000   10,980,462
    6.125%, 8/15/2029 ...........................................    35,670,000   36,712,277
    6.25%, 5/15/2030 ............................................    41,350,000   44,050,569
 U.S. Treasury Inflationary Index Note:
    3.98%, 1/15/2009 ............................................    20,000,000   20,648,262
    3.79%, 4/15/2028 ............................................    19,250,000   19,597,468
 U.S. Treasury Note:
    6.625%, 5/31/2002 ...........................................     1,600,000    1,606,992
    6.75%, 5/15/2005 ............................................    25,715,000   26,341,675

--------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $159,665,812)                              159,937,705
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Government National Mortgage Association 3.3%
--------------------------------------------------------------------------------------------

 Government National Mortgage Association Pass-thrus:
    6.5% with various maturities to 2/15/2028 ...................     6,699,996    6,360,808
    7% with various maturities to 6/15/2029 .....................    14,675,878   14,263,703
    8% with various maturities to 12/1/2029 .....................     6,225,569    6,278,097

--------------------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $27,302,531)                 26,902,608
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
U.S. Government Agency Pass-Thrus 17.3%
--------------------------------------------------------------------------------------------

 Federal National Mortgage Association:
    7.5% with various maturities to 1/1/2029 ....................     6,425,027    6,333,672
    7% with various maturities to 8/1/2029 ......................    48,443,917   47,363,037
    6.5% with various maturities to 9/1/2029 ....................    73,516,238   69,504,798
    8% with various maturities to 1/1/2030 ......................    19,581,315   19,725,492

--------------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-Thrus (Cost $146,893,886)                      142,926,999
--------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                             Amount ($)     Value ($)
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
Collateralized Mortgage Obligations 1.9%
--------------------------------------------------------------------------------------

 Residential Accredit Loans, Inc., Series 1997-A7,                       ------------
    7.25%, 11/25/2027 (Cost $16,119,818) ..................   15,854,322   15,269,615
                                                                         ------------


--------------------------------------------------------------------------------------
Foreign Bonds -- U.S.$ Denominated 2.3%
--------------------------------------------------------------------------------------

 PacifiCorp Australia LLC, 6.15%, 1/15/2008 ...............   11,000,000   10,141,340
 Repsol International Finance, 7.45%, 7/15/2005 ...........    8,600,000    8,602,408

--------------------------------------------------------------------------------------
Total Foreign Bonds -- U.S.$ Denominated  (Cost $19,505,460)               18,743,748
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
Asset Backed 2.6%
--------------------------------------------------------------------------------------

 Automobile Receivables 1.1%
 First Security Auto Owner Trust, Series 1999-2 A3,
    6%, 10/15/2003 ........................................    9,000,000    8,933,907
                                                                         ------------
 Credit Card Receivables 1.4%
 MBNA Master Credit Card Trust, 5.8%, 12/15/2005 ..........   12,000,000   11,595,000
                                                                         ------------
 Home Equity Loans 0.1%
 First Plus Residential Trust Series 1998A, 8.5%,
    5/15/2023 .............................................    1,361,524      544,610
                                                                         ------------
 Manufactured Housing Receivables 0.0%
 Green Tree Financial Corp., Series 1997-2 B2, 8.05%,
    6/15/2028 .............................................      488,235      234,353
                                                                         ------------

--------------------------------------------------------------------------------------
Total Asset Backed (Cost $22,815,060)                                       21,307,870
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
Corporate Bonds 47.3%
--------------------------------------------------------------------------------------

 Consumer Discretionary 2.5%
 Federated Department Stores, 8.5%, 6/15/2003 .............    9,600,000    9,603,168
 MGM Grand Inc., 9.75%, 6/1/2007 ..........................    3,700,000    3,801,750
 Park Place Entertainment, Inc., 8.5%, 11/15/2006 .........    2,450,000    2,450,417
 Tricon Global Restaurants, 7.65%, 5/15/2008 ..............    5,600,000    5,097,512
                                                                         ------------
                                                                           20,952,847
                                                                         ------------



    The accompanying notes are an integral part of the financial statements.

                                                        Principal
                                                        Amount ($)     Value ($)
--------------------------------------------------------------------------------

 Consumer Staples 2.7%
 Bass North America Inc., 6.625%, 3/1/2003 ..........   11,000,000    10,714,550
 Safeway Inc., 7.25%, 9/15/2004 .....................    8,600,000     8,470,484
 The Great Atlantic & Pacific Tea Co., Inc.,
    7.7%, 1/15/2004 .................................    3,000,000     2,873,700
                                                                    ------------
                                                                      22,058,734
                                                                    ------------
 Communications 3.8%
 Deutsche Telekom, 7.75%, 6/15/2005 .................    7,550,000     7,579,446
 Intermedia Communications, Inc., 8.875%,
    11/1/2007 .......................................    2,000,000     1,610,000
 Level 3 Communications Inc., 9.125%, 5/1/2008 ......    2,000,000     1,720,000
 McLeodUSA Inc., 8.125%, 2/15/2009 ..................    1,500,000     1,346,250
 Nextel Communications, 9.375%, 11/15/2009 ..........    5,650,000     5,452,250
 Qwest Communications International, 7.5%, 11/1/2008     6,200,000     6,054,424
 Sprint Capital Corp., 6.125%, 11/15/2008 ...........    8,575,000     7,650,615
                                                                    ------------
                                                                      31,412,985
                                                                    ------------
 Financial 14.9%
 Bank of America, 7.8%, 2/15/2010 ...................    8,600,000     8,587,015
 Bank United Capital Trust, 10.25%, 12/31/2026 ......    4,250,000     3,527,500
 BankBoston NA, 6.375%, 4/15/2008 ...................    6,125,000     5,628,569
 Bell Atlantic Financial Services, 7.6%, 3/15/2007 ..    6,400,000     6,437,184
 Capital One Bank, 8.25%, 6/15/2005 .................    5,725,000     5,725,344
 Chase Manhattan Corp., 5.75%, 4/15/2004 ............   12,000,000    11,310,120
 Commerce Bancorporation, 11.75%, 6/6/2027 ..........    6,200,000     6,603,000
 Firstar Bank, 7.125%, 12/1/2009 ....................    6,000,000     5,760,180
 Ford Motor Credit Co., 7.375%, 10/28/2009 ..........    3,450,000     3,333,942
 GS Escrow Corp., 7%, 8/1/2003 ......................    9,000,000     8,250,210
 General Electric Capital Corp., 7%, 2/3/2003 .......    9,450,000     9,447,638
 General Motors Acceptance Corp., 6.15%, 4/5/2007 ...    3,450,000     3,159,096
 Goldman Sachs Group, Inc., 7.8%, 1/28/2010 .........    8,600,000     8,564,654
 Merrill Lynch & Co., Inc., 6%, 2/17/2009 ...........    8,750,000     7,835,713
 National Westminster Bank, 7.375%, 10/1/2009 .......    4,000,000     3,904,320
 PNC Funding Corp., 7%, 9/1/2004 ....................    5,500,000     5,342,755
 Prudential Insurance Co., 6.375%, 7/23/2006 ........   12,000,000    11,111,880
 Wells Fargo & Company, 7.55%, 6/21/2010 ............    8,600,000     8,571,362
                                                                    ------------
                                                                     123,100,482
                                                                    ------------
 Media 10.6%
 AMFM Inc., 8%, 11/1/2008 ...........................    8,500,000     8,585,000
 British Sky Broadcasting, 6.875%, 2/23/2009 ........    9,950,000     8,423,173
 Cablevision Systems Corp., 7.875%, 12/15/2007 ......    9,610,000     9,225,600
 Charter Communications Holdings LLC, 8.25%, 4/1/2007    9,500,000     8,360,000



    The accompanying notes are an integral part of the financial statements.

                                                         Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

 Liberty Media Group, 7.875%, 7/15/2009 .............     5,700,000    5,551,458
 News America Holdings, Inc., 9.25%, 2/1/2013 .......    12,500,000   13,549,125
 Outdoor Systems Inc., 8.875%, 6/15/2007 ............    11,000,000   11,220,000
 TCI-Communications, Inc., 8%, 8/1/2005 .............    13,750,000   14,031,050
 Time Warner Inc., 9.125%, 1/15/2013 ................     7,500,000    8,257,050
                                                                    ------------
                                                                      87,202,456
                                                                    ------------
 Durables 1.6%
 Daimler-Chrysler NA Holdings, 7.375%, 9/15/2006 ....     7,900,000    7,676,746
 Lear Corp, 7.96%, 5/15/2005 ........................     5,250,000    5,011,524
                                                                    ------------
                                                                      12,688,270
                                                                    ------------
 Manufacturing 1.1%
 International Paper Co., 8.125%, 7/8/2005 ..........     8,700,000    8,812,404
                                                                    ------------
 Energy 6.4%
 Barrett Resources Corp., 7.55%, 2/1/2007 ...........     8,200,000    7,609,600
 Conoco, Inc., 6.35%, 4/15/2009 .....................     8,550,000    7,989,719
 Duke Energy Corp., 10%, 8/15/2001 ..................     2,000,000    2,045,680
 Louis Dreyfus Natural Gas Corp., 6.875%, 12/1/2007 .     2,500,000    2,255,175
 Petroleum Geo-Services, 7.5%, 3/31/2007 ............     5,300,000    5,085,032
 Philips Petroleum Co., 8.75%, 5/25/2010 ............     8,600,000    9,143,692
 Pioneer Natural Resources Co.:
    6.5%, 1/15/2008 .................................     1,900,000    1,642,322
    9.625%, 4/1/2010 ................................     6,925,000    7,202,000
 Texas Eastern Transmission Corp., 10%, 8/15/2001 ...     5,500,000    5,625,620
 Williams Gas Pipeline Center, 7.375%, 11/15/2006 ...     4,175,000    4,075,009
                                                                    ------------
                                                                      52,673,849
                                                                    ------------
 Transportation 0.3%
 Delta Air Lines, 7.9%, 12/15/2009 ..................     2,500,000    2,369,950
                                                                    ------------
 Utilities 3.4%
 Alabama Power Co., 7.125%, 8/15/2004 ...............     2,500,000    2,474,000
 Cleveland Electric Illumination Co., 7.67%, 7/1/2004     8,600,000    8,488,630
 Detroit Edison Co., 7.5%, 2/1/2005 .................     8,600,000    8,578,328
 Niagara Mohawk Power Corp., 6.625%, 7/1/2005 .......     9,250,000    8,828,848
                                                                      28,369,806
                                                                    ------------

--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $398,925,751)                            389,641,783
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                        Principal
                                                        Amount ($)     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other 1.5%
--------------------------------------------------------------------------------

 Riverside Loan Trust I, 7.438%, 7/16/2008 (b)                      ------------
    (Cost $15,000,000) ..............................    15,000,000   12,710,655
                                                                    ------------

--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $842,541,318) (a)         823,753,983
--------------------------------------------------------------------------------


* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $842,541,318. At July 31, 2000, net unrealized depreciation for all securities based on tax cost was $18,787,335. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,677,404 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,464,739.

(b) Scudder Kemper Investments, Inc., which also manages the Riverside Loan Trust I portfolio, has agreed not to impose its advisory fee on the value of the Fund's investment in Riverside Loan Trust I.

         Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

Financial Statements

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of July 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------
Investments in securities, at value (cost $842,541,318) ................   $ 823,753,983
Cash ...................................................................          20,108
Receivable for investments sold ........................................      11,675,220
Interest receivable ....................................................      11,938,894
Receivable for Fund shares sold ........................................       1,373,241
Due from Adviser .......................................................          48,591
Other assets ...........................................................             115
                                                                         ---------------
Total assets ...........................................................     848,810,152

Liabilities
----------------------------------------------------------------------------------------
Payable for investments purchased ......................................      12,769,711
Dividends payable ......................................................         150,066
Payable for Fund shares redeemed .......................................       3,251,831
Accrued management fee .................................................         935,882
Accrued reorganization costs ...........................................         351,572
Accrued Trustees' fees and expenses ....................................         102,070
Other accrued expenses and payables ....................................         908,368
                                                                         ---------------
Total liabilities ......................................................      18,469,500
----------------------------------------------------------------------------------------
Net assets, at value                                                       $ 830,340,652
----------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ....................................         133,925
Net unrealized appreciation (depreciation) on investments ..............     (18,787,335)
Accumulated net realized gain (loss) ...................................     (45,609,847)
Paid-in capital ........................................................     894,603,909
----------------------------------------------------------------------------------------
Net assets, at value                                                       $ 830,340,652
----------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------
Class AARP
NetAsset Value, offering and redemption price per share ($183,550,274 /
   15,065,712 outstanding shares of beneficial interest, $.01 par value,   -------------
   unlimited number of shares authorized) ..............................   $       12.18
                                                                           -------------
Class S
Net Asset Value, offering and redemption price per share ($646,790,378 /
   53,078,761 outstanding shares of beneficial interest, $.01 par value,   -------------
   unlimited number of shares authorized) ..............................   $       12.19
                                                                           -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended July 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------
Income: .......................................................   $ 26,425,054
Interest
                                                               ---------------
Expenses:
Management fee ................................................      2,025,667
Administrative fee ............................................          6,830
Services to shareholders ......................................      2,698,024
Custodian and accounting fees .................................         22,847
Auditing ......................................................         20,982
Legal .........................................................          9,014
Trustees' fees and expenses ...................................        117,869
Reports to shareholders .......................................         67,349
Reorganization ................................................        450,559
                                                               ---------------
Total expenses, before expense reductions .....................      5,419,141
Expense reductions ............................................     (1,713,193)
                                                               ---------------
Total expenses, after expense reductions ......................      3,705,948
------------------------------------------------------------------------------
Net investment income                                               22,719,106
------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------
Net realized gain (loss) from investments .....................    (23,271,495)
Net unrealized appreciation (depreciation) during the period on
   investments ................................................     26,144,330
------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           2,872,835
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 25,591,941
------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Six Months
                                                    Ended July 31,     Year Ended
                                                         2000          January 31,
Increase (Decrease) in Net Assets                     (Unaudited)         2000
------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $  22,719,106    $  46,680,885
Net realized gain (loss) on investment transactions     (23,271,495)     (19,415,171)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      26,144,330      (47,271,570)
                                                    ---------------  ---------------
Net increase (decrease) in net assets resulting ...      25,591,941      (20,005,856)
   from operations
                                                    ---------------  ---------------
Distributions to shareholders from:
Net investment income -- Class S ..................     (27,092,639)     (47,341,068)
                                                    ---------------  ---------------
Fund share transactions:
Proceeds from shares sold .........................     111,685,035      215,739,482
Net assets acquired in tax-free reorganization ....     183,509,996               --
Reinvestment of distributions .....................      24,221,539       42,701,249
Cost of shares redeemed ...........................    (175,430,512)    (288,967,370)
                                                    ---------------  ---------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     143,986,058      (30,526,639)
                                                    ---------------  ---------------
Increase (decrease) in net assets .................     142,485,360      (97,873,563)
Net assets at beginning of period .................     687,855,292      785,728,855
Net assets at end of period (including
   undistributed net investment income of $133,925  ---------------  ---------------
   and $4,507,458, respectively) ..................   $ 830,340,652    $ 687,855,292
                                                    ---------------  ---------------




    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

--------------------------------------------------------------------------------------
                                                                           2000(a)
--------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.19
                                                                          ----------
--------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------
  Net investment income                                                       --
--------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (.01)
                                                                          ----------
--------------------------------------------------------------------------------------
Total from investment operations (.01) Less distributions from:
--------------------------------------------------------------------------------------
  Net investment income                                                       --
--------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.18
                                                                          ----------
--------------------------------------------------------------------------------------
Total Return (%)                                                            (.08)**
--------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       184
--------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                              .89*
--------------------------------------------------------------------------------------
Ratio of net investment income (%)                                           N/A***
--------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  104**
--------------------------------------------------------------------------------------


(a) For the day ended July 31, 2000 (commencement of sale of Class AARP) (Unaudited).

*        Annualized

**       Not annualized

***      Ratio not meaningful due to short period of operation.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (b)
------------------------------------------------------------------------------------
                          2000(c)   2000(d)  1999(e)  1998(f) 1997(f) 1996(f)1995(f)
------------------------------------------------------------------------------------
Net asset value,
beginning of period     $12.21     $13.36   $13.24    $13.46  $13.15  $13.61 $12.32
                        ------------------------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment
  income (a)               .41        .79      .07       .81     .80     .80    .83
------------------------------------------------------------------------------------
  Net realized and
  unrealized gain
  (loss) on investment
  transactions            (.01)     (1.13)     .05       .00(g)  .31    (.36)  1.41
                        ------------------------------------------------------------
------------------------------------------------------------------------------------
Total from investment
  operations               .40       (.34)     .12       .81    1.11     .44   2.24
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income   (.42)      (.81)      --      (.79)   (.79)   (.81)  (.92)
------------------------------------------------------------------------------------
  Net realized gains on
  investment
  transactions              --         --       --      (.24)   (.01)   (.09)  (.03)
                        ------------------------------------------------------------
------------------------------------------------------------------------------------
Total distributions       (.42)      (.81)      --     (1.03)   (.80)   (.90)  (.95)
------------------------------------------------------------------------------------
Net asset value, end
of period               $12.19     $12.21   $13.36    $13.24  $13.46  $13.15 $13.61
                        ------------------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)          3.97(h)** (2.61)(h)  .91(h)** 6.11(h) 8.66    3.41  18.54
------------------------------------------------------------------------------------

Ratios to Average Net assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of
period ($ millions)        647        688      786       806     695     579    578
------------------------------------------------------------------------------------
Ratio of expenses
before expense
reductions (%)            1.53(i)*   1.44     1.50*     1.33    1.18     .98    .99
------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)    1.03(i)*    .95      .95*      .99    1.18     .98    .99
------------------------------------------------------------------------------------
Ratio of net investment
income (%)                6.76*      6.19     5.85*     5.98    6.00    6.01   6.35
------------------------------------------------------------------------------------
Portfolio turnover
rate (%)                   104**       81       21**     126      62      67    128
------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b)      On July 28, 2000 existing shares of the Fund were redesignated as Class
         S.

(c)      For the six months ended July 31, 2000 (Unaudited).

(d)      For the year ended January 31, 2000.

(e) For the one month ended January 31, 1999. On August 10, 1998, the Trustees of the Fund changed the fiscal year end to January 31 from December 31.

(f)      For the year ended December 31.

(g)      Amount is less than one half of $.01.

(h) Total returns would have been lower had certain expenses not been reduced.

(i) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.45% and 0.95%, respectively. (See Notes to Financial Statements).

*        Annualized

**       Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Income Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Massachusetts business trust.

On July 28, 2000, existing shares of the Fund were redesignated as Class S shares. In addition, all of the net assets acquired from the merger with AARP Bond for Income Fund (see Note G) were designated as Class AARP shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. On July 31, 2000, the Fund commenced offering multiple classes of shares.

Investment income, realized and unrealized gains and losses, certain fund level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as reorganization expenses (see Note F). Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $8,539,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2007 ($2,659,000) and January 31, 2008 ($5,880,000), the respective expiration dates, whichever occurs first. From November 1, 1999 through January 31, 2000 the Fund incurred approximately $12,266,000 of net capital realized losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2001.

In addition, the Fund inherited approximately $14,500,000 of capital losses from its merger (see Note G) with AARP Bond for Income Fund, which may be applied against any realized net taxable capital gains in future years, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, were made quarterly for the period ended July 31, 2000. Effective July 31, 2000, the Fund will declare dividends daily and pay dividends monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Original issue discounts are accreted for both tax and financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended July 31, 2000, purchases and sales of investment securities (excluding short-term investments and direct U.S. Government Obligations) aggregated $386,334,449 and $439,974,004, respectively. Purchases and sales of direct U.S. Government obligations aggregated $305,098,921 and $310,553,036, respectively.

C. Related Parties

As described in Note F, Scudder Kemper Investments, Inc. has initiated a restructuring program for most of its Scudder no-load, open-end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective July 31, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65% on the first $200,000,000 of average daily net assets, 0.60% on the next $300,000,000 of such net assets, and 0.55% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly.

Effective July 31, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with Scudder Kemper. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.65% on the first $200,000,000 of average daily net assets, 0.60% on the next $300,000,000 of such net assets, 0.55% on the next $500,000,000 of such net assets, 0.525% on the next $500,000,000 of such net assets, and 0.50% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly.

In addition, during the six months ended July 31, 2000, the Adviser maintained the annualized expenses of the Fund at not more than 0.95% of average daily net assets. Certain expenses, such as reorganization, taxes, brokerage and interest expense are excluded from the expense limitation. Accordingly, for the six months ended July 31, 2000, the Adviser did not impose a portion of its management fee pursuant to the Agreement and the Management Agreement aggregating $1,651,218 and the amount imposed aggregated $374,449. The management fee imposed was equivalent to an annualized effective rate of 0.11% of the Fund's average daily net assets.

Administrative Fee. Effective July 31, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with Scudder Kemper. Under the Administrative Agreement the Adviser provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by Scudder Kemper under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.30% of average daily net assets. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund would not be borne by Scudder Kemper under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees

(including the fees and expenses of their independent counsel). For the one day ended July 31, 2000, the Administrative Agreement expense charged to the Fund amounted to $6,830, all of which was unpaid at July 31, 2000.

Other Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Prior to July 31, 2000, the amount charged to the Fund by SSC aggregated $363,782, of which $68,610 is unpaid at July 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to July 31, 2000, the amount charged to the Fund by STC aggregated $1,402,788, of which $279,291 is unpaid at July 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to July 31, 2000, the amount charged to the Fund by SFAC aggregated $45,821, of which $7,626 is unpaid at July 31, 2000.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to such Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. Prior to July 31, 2000 the Special Servicing Agreement expense charged to the Fund amounted to $693,296.

Effective July 31, 2000, the above fees will be paid by the Adviser in accordance with the Administrative Agreement.

Trustee Fees and Expenses. The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended July 31, 2000, Trustees' fees and expenses aggregated $20,688. In addition, a one-time fee of $97,180 was accrued for payment to those Trustees not affiliated with the Adviser who did not stand for re-election under the reorganization discussed in Note F.

Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $48,590 of such costs.

Other Related Parties. Effective July 31, 2000, Scudder Kemper has agreed to pay a fee to AARP and/or its affiliates in return for advice and other services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by Scudder Kemper. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended July 31, 2000, the Fund's custodian fees were reduced by $3,443. Prior to July 31, 2000, transfer agent fees were reduced by $9,942.

Effective July 31, 2000, transfer agent credits will no longer be used to reduce Fund expenses.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

G. Acquisition of Assets

On July 28, 2000, the Fund acquired all the net assets of AARP Bond for Income Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 15,054,140 shares of the Fund (valued at $183,509,996) for 13,242,168 shares of AARP Bond for Income Fund outstanding on July 28, 2000. AARP Bond for Income Fund's net assets at that date ($183,509,996), including $4,631,154 of unrealized depreciation, were combined with those of the Fund. The aggregate nets assets of the Fund immediately before the acquisition were $649,750,265. The combined net assets of the Fund immediately following the acquisition were $833,260,261.

H. Share Transactions

The following tables summarize share and dollar activity in the Fund:

                            Six Months Ended                      Year Ended
                              July 31, 2000                    January 31, 2000
                   ----------------------------------------------------------------
                       Shares          Dollars          Shares           Dollars
Shares sold
-----------------------------------------------------------------------------------
Class AARP ........        50,043  $      609,959               --   $           --
Class S ...........     8,969,673     111,075,076       16,928,791      215,739,482
                                   --------------                    --------------
                                   $  111,685,035                    $  215,739,482
                                   --------------                    --------------
Shares issued in tax-free reorganization
-----------------------------------------------------------------------------------
Class AARP ........    15,054,140  $  183,509,996               --   $           --

Shares issued to shareholders in reinvestment of distributions
-----------------------------------------------------------------------------------
Class AARP ........            --  $           --               --   $           --
Class S ...........     1,991,438      24,221,539        3,397,003       42,701,249
                                   --------------                    --------------
                                   $   24,221,539                    $   42,701,249
                                   --------------                    --------------
Shares redeemed
-----------------------------------------------------------------------------------
Class AARP ........      (38,471)  $    (468,745)               --   $           --
Class S ...........  (14,216,122)   (174,961,767)     (22,837,180)    (288,967,370)
                                   --------------                    --------------
                                   $(175,430,512)                    $(288,967,370)
                                   --------------                    --------------
Net increase (decrease)
-----------------------------------------------------------------------------------
Class AARP ........    15,065,712  $  183,651,210               --   $           --
Class S ...........   (3,255,011)    (39,665,152)      (2,511,386)     (30,526,639)
                                   --------------                    --------------
                                   $  143,986,058                    $ (30,526,639)
                                   --------------                    --------------

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Income Fund (the "fund") was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.  To elect Trustees of the fund.

                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                           29,077,306           395,233
   Linda C. Coughlin                              29,086,153           386,386
   Dawn-Marie Driscoll                            29,077,065           395,474
   Edgar R. Fiedler                               29,066,918           405,620
   Keith R. Fox                                   29,092,252           380,286
   Joan E. Spero                                  29,079,120           393,419
   Jean Gleason Stromberg                         29,085,669           386,870
   Jean C. Tempel                                 29,088,702           383,837
   Steven Zaleznick                               29,079,887           392,652
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the year ending January 31, 2001.

                                    Number of Votes:
                                                                       Broker
         For                Against              Abstain             Non-Votes*
--------------------------------------------------------------------------------
     28,996,209             191,743              284,587                 0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                       Thomas V. Bruns*
   o  President and Trustee                 o  Vice President

 Henry P. Becton, Jr.                     Robert S. Cessine*
   o  Trustee; President, WGBH              o  Vice President
      Educational Foundation
                                          William F. Glavin*
 Dawn-Marie Driscoll                        o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,       Gary A. Langbaum*
      Center for Business Ethics,           o  Vice President
      Bentley College
                                          James E. Masur*
 Edgar R. Fiedler                           o  Vice President
   o  Trustee; Senior Fellow and
      Economic Counsellor, The            Ann M. McCreary*
      Conference Board, Inc.                o  Vice President

 Keith R. Fox                             Harry E. Resis*
   o  Trustee; General Partner,             o  Vice President
      The Exeter Group of Funds
                                          Howard S. Schneider*
 Joan E. Spero                              o  Vice President
   o  Trustee; President, The Doris
      Duke Charitable Foundation          John Millette*
                                            o  Vice President and Secretary
 Jean Gleason Stromberg
   o  Trustee; Consultant                 Kathryn L. Quirk*
                                            o  Vice President and
 Jean C. Tempel                                Assistant Secretary
   o  Trustee; Managing Director,
      First Light Capital, LLC            John R. Hebble*
                                            o  Treasurer
 Steven Zaleznick
   o  Trustee; President and              Brenda Lyons*
      Chief Executive Officer,              o  Assistant Treasurer
      AARP Services, Inc.
                                          Caroline Pearson*
                                            o  Assistant Secretary

                                          *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series--               Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio          Choice Series
                                              Scudder Health Care Fund
U.S. Growth and Income                        Scudder Technology Fund
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund




                                       36

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 2291
                           Boston, Massachusetts
                           02107-2291

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 2540
                           Boston, Massachusetts
                           02208-2540

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Group